Consolidated Balance Sheet (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Held to Maturity, Fair value	$ 2,321.4	$ 2,394.8
Total Loans and Leases, unearned income	$ 286.2	$ 297.9
Common Stock, Par Value	$ 1.6667	$ 1.6667
Common Stock, Authorized	560,000,000	560,000,000
Common Stock, Outstanding	237,322,035	238,914,988
Treasury Stock, shares	7,849,489	6,256,536